EXHIBIT 10.12

EXECUTION VERSION

AMENDMENT NO. 5 dated as of April 23, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 18, 2015, as amended by that certain Amendment No. 1 dated as of May 31, 2016, that certain Amendment No. 2 dated as of November 10, 2016, that certain Amendment No. 3 dated as of May 30, 2017 and that certain Amendment No. 4 dated as of March 29, 2018 (the “Credit Agreement”), among JAGUAR HOLDING COMPANY II, a Delaware corporation (the “Parent Borrower”), PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC, a Delaware limited liability company (the “Subsidiary Borrower” and together with the Parent Borrower, the “Borrowers”), JAGUAR HOLDING COMPANY I, LLC (f/k/a JAGUAR HOLDING COMPANY I), a Delaware limited liability company (“Holdings”), each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”) and L/C Issuer.

A. Pursuant to the Credit Agreement, the Revolving Credit Lenders made available to the Borrowers the Revolving Credit Facility.

B. The Borrowers, Holdings and the Subsidiary Guarantors are party to one or more of the Collateral Documents, pursuant to which, among other things, the Guarantors guaranteed the Obligations of the Borrowers under the Credit Agreement and provided security therefor.

C. The Borrowers and Holdings have requested that the Credit Agreement be amended to, among other things, provide for the extension of the maturity date with respect to the Revolving Credit Facility as set forth in this Amendment in reliance upon the last sentence of the first paragraph of Section 10.01 of the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby).

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(b) Clause (a) of the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “August 18, 2020” therein with “May 15, 2022”.

(c) Section 7.08 of the Credit Agreement is hereby amended by replacing the table in such paragraph in its entirety with the following table:

Quarter	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2019	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022
Fiscal quarter ended March 31	N/A	6.25:1.00	6.00:1.00	5.50:1.00	5.25:1.00	5.00:1.00	5.00:1.00	5.00:1.00
Fiscal quarter ended June 30	N/A	6.25:1.00	6.00:1.00	5.50:1.00	5.25:1.00	5.00:1.00	5.00:1.00	5.00:1.00
Fiscal quarter ended September 30	7.00:1.00	6.25:1.00	6.00:1.00	5.50:1.00	5.25:1.00	5.00:1.00	5.00:1.00	N/A
Fiscal quarter ended December 31	6.50:1.00	6.25:1.00	6.00:1.00	5.50:1.00	5.25:1.00	5.00:1.00	5.00:1.00	N/A

SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant, on the date hereof and as of the Amendment No. 5 Effective Date (as defined below), that:

(a) no Default or Event of Default exists, both before and after giving effect to this Amendment;

(b) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality), both before and after giving effect to this Amendment, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case such representation or warranty was true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date (and except that, for purposes of this clause (b), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, of the Credit Agreement prior to the Amendment No. 5 Effective Date);

(c) this Amendment has been duly authorized, executed and delivered by the Borrowers and each other Loan Party, and this Amendment constitutes a legal, valid and binding obligation of the Borrowers and each other Loan Party, enforceable against the Borrowers and each other Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity;

(d) the Borrowers and their Subsidiaries, on a consolidated basis, are Solvent; and

(e) as of the Amendment No. 5 Effective Date, the information included in the Beneficial Ownership Certification with respect to any beneficial owner (as defined in the Beneficial Ownership Regulation) provided to the Administrative Agent on or prior to the Amendment No. 5 Effective Date in connection with this Amendment is true and correct in all material respects to the best of such beneficial owner’s knowledge.

SECTION 4. Amendment Effectiveness. The effectiveness of the amendments to the Credit Agreement contemplated hereby shall be subject to the satisfaction (or waiver by each Revolving Credit Lender), on or prior to April 23, 2019, of the following conditions (the first Business Day on which all conditions are so satisfied or waived, the “Amendment No. 5 Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrowers, Holdings and the Subsidiary Guarantors, (ii) the Administrative Agent and (iii) each Revolving Credit Lender;

(b) the Administrative Agent shall have received such customary certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Holdings, the Borrowers and each Subsidiary Guarantor as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(c) the Administrative Agent shall have received such documents and certifications (including Organization Documents (or certifications of a Responsible Officer that there have been no changes to the Organizational Documents since the Amendment No. 4 Effective Date, as applicable) and, to the extent available under applicable local law, good standing certificates) as the Administrative Agent may reasonably require to evidence that Holdings, the Borrowers and each Subsidiary Guarantor is duly organized or formed, and that each of them is validly existing, and, to the extent available under local law, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

(d) the Administrative Agent shall have received an opinion of (i) Simpson Thacher & Bartlett LLP, special New York, Delaware, Texas and California counsel to the Loan Parties, and (ii) Herbert Smith Freehills LLP, United Kingdom counsel to the Administrative Agent and each Revolving Credit Lender, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(e) all actions or documents reasonably requested by the Administrative Agent that are necessary to establish or re-affirm that the Collateral Agent will have a perfected first priority security interest (subject to Liens permitted under Section 7.02 of the Credit Agreement) in the Collateral to secure the Obligations shall have been taken or executed and delivered (including, if so requested, deeds of confirmation, amendments and/or supplements to Collateral Documents);

(f) the Borrowers shall have paid to the Administrative Agent, for the account of each Revolving Credit Lender, an amendment consent fee (the “Consent Fee”) in an amount equal to 0.25% of the Revolving Credit Commitment of each such Revolving Credit Lender;

(g) the Administrative Agent and its affiliates shall have received from the Borrowers (or shall be satisfied that it will receive substantially concurrently with the effectiveness of this Amendment) immediately available funds in an amount sufficient to pay all expenses required by Section 10.04 of the Credit Agreement or by any other Loan Document to be paid by the Borrowers in connection with this Amendment and the transactions contemplated hereby (to the extent, in the case of reimbursement of expenses, invoiced in reasonable detail on or prior to the date hereof);

(h) the representations and warranties set forth in Section 3 above shall be true and correct, and no Default or Event of Default shall exist before or after giving effect to the transactions contemplated hereby (and the Administrative Agent shall have received a certification by a Responsible Officer of each Borrower that the condition specified in this clause (h) have been satisfied); and

(i) the Administrative Agent shall have received a Beneficial Ownership Certification in relation to the Borrowers.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the L/C Issuers or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment No. 5 Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof”, “hereby” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.

SECTION 6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby affirms, confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects, in each case, as amended hereby; and (b) its Guarantee of the Obligations, and the pledge of and/or grant of a security interest in its assets as Collateral to secure the Obligations, all as and to the extent provided in the Collateral Documents as originally executed, shall continue in full force and effect in respect of, and to secure, the Obligations and shall accrue to the benefit of the Secured Parties. Without limiting the foregoing, as security for the payment or performance, as the case may be, in full of the Obligations, each Loan Party hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all right, title and interest now owned or at any time hereafter acquired in the Collateral (as defined in each Collateral Document).

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

SECTION 8. Governing Law; Jurisdiction; Etc. The provisions of Sections 10.15 and 10.17 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

JAGUAR HOLDING COMPANY I, LLC

by	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	General Counsel and Secretary

JAGUAR HOLDING COMPANY II

by	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	General Counsel and Secretary

PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC

by	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO THE PPD CREDIT AGREEMENT]

SYNEXUS CLINICAL RESEARCH US, INC.

ACURIAN, INC.

OPTIMAL RESEARCH, LLC

by	/s/ Roger Smith
Name: Roger Smith
Title: President (Synexus Clinical Research US, Inc.,
Optimal Research, LLC) and Senior Vice President (Acurian, Inc.)

APPLIED BIOSCIENCE INTERNATIONAL LLC
PPD HOLDINGS, LLC
PPD GLOBAL CENTRAL LABS, LLC ATP, LLC
PPD AERONAUTICS, LLC
RIVER VENTURES, LLC

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: Vice President and Secretary

PHARMACO INVESTMENTS, INC.

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: President and Secretary

PPD DEVELOPMENT, L.P.

By its general partner: PPD GP, LLC

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO THE PPD CREDIT AGREEMENT]

PPD INVESTIGATOR SERVICES, LLC

PPD SERVICES, INC.

PPD VACCINES AND BIOLOGICS, LLC

PPD GP, LLC

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: Chief Administrative Officer,
General Counsel and Secretary

EVIDERA, INC.

EVIDERA HOLDINGS, INC.

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: Secretary

EVIDERA, LLC

By its sole member: Evidera, Inc.

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO THE PPD CREDIT AGREEMENT]

JAGUAR (BARBADOS) FINANCE S.R.L.

by	/s/ Christopher David Neild
Name: Christopher David Neild
Title: Manager

WILDCAT ACQUISITION HOLDINGS (UK) LIMITED

by	/s/ B. Judd Hartman
Name: B. Judd Hartman
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 5 TO THE PPD CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent, an L/C Issuer,
Collateral Agent and a Revolving Credit Lender,

by	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

by	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

JPMORGAN CHASE BANK, N.A., as an L/C
Issuer and Revolving Credit Lender,

by	/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

GOLDMAN SACHS BANK USA, as an L/C Issuer and Revolving Credit Lender,

by	/s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

UBS AG, STAMFORD BRANCH, as an L/C Issuer
and Revolving Credit Lender,

by	[Signature illegible]
Name:
Title:

by	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as
an L/C Issuer and Revolving Credit Lender,

by	/s/ Michael Strobel
Name: Michael Strobel
Title: Vice President

by	/s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as an L/C Issuer and Revolving Credit Lender,

by	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

BARCLAYS BANK PLC, as an L/C Issuer and
Revolving Credit Lender,

by	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]

CITIBANK N.A., as a Revolving Credit Lender,

by	/s/ Alvaro De Velasco
Name: Alvaro De Velasco
Title: Vice President
(212) 816-4312

[Signature Page to Amendment No. 5 to the PPD Credit Agreement]